I.E.T. EMPLOYMENT CONTRACT

WITH

MARION C. SOFIELD

ADDENDUM

OF EMPLOYMENT CONTRACT DATED JANUARY 3, 2005

COMPENSATION DATE:         For all services rendered by Executive in any capacity during the term of this Employment Agreement, Employer shall pay Executive annual compensation of $72,000.00, in equal monthly installments payable on the 1st day of each month, or in such other manner as is the general practice of Employer.

EFFECTIVE DATE:                    March 1, 2005

SIGNED:

/s/William E. Prince                                                                                             February 28, 2005

William E. Prince                                                                                                Date

President and CEO

ACCEPTED:

/s/Marion C. Sofield                                                                                            February 28, 2005

Marion C. Sofield                                                                                                Date

BOARD RATIFICATION:

/s/Paul Branagan                                                                                                  February 28, 2005

Paul Branagan                                                                                                     Date

Director

/s/Valgene Dunham                                                                                             March 1, 2005

Dr. Valgene Dunham                                                                                           Date

Director